First Quarter 2025 EARNINGS PRESENTATION May 8 | 2025

This document contains forward-looking statements within the meaning of Section 27A of the Securities Ac t of 1933, as amended (the “Securities Ac t”) , and Section 21E of the Securities Exchange Ac t of 1934, as amended (the “Exchange Ac t”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historic al facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated and actual operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “ability,” “aim,” “anticipate,” “assume,” “believe,” “build,” “consider,” “continue,” “could,” “develop,” “drive,” “estimate,” “expect,” “focus,” “forecast,” “future,” “guidance,” “intend,” “likely,” “maintain,” “may,” “ongoing,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “probable,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substanc e used in connec tion with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assuranc e that they will prove to be correc t. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore , you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions, including the effect of changing tariff and other trade policies, inflation and other macroeconomic factors that could affect the Company or its clients; • demand for the Company’s services, which may precipitate or exac erbate other risks and uncertainties; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively; • the Company’s ability to identify and complete acquisitions or other strategic transactions that complement and expand the Company’s business capabilities and successfully integrate newly acquired businesses into the Company’s operations, retain key employees, and realize cost savings, synergies and other related anticipated benefits within the expected time period; • the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • the Company’s use of artificial intelligence, including generative artificial intelligence; • adverse tax consequences for the Company, its operations and its stoc kholders, that may differ from the expectations of the Company, including that future changes in tax laws, potential increases to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs; • Adverse tax consequences in connec tion with the business combination that formed the Company in August 2021, including the incurrence of material Canadian federal income tax (inc luding material “emigration tax”); • the Company’s ability to maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its f inancial statements; • the Company’s ability to accurately forecast its future financial performance and provide accurate guidance; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other economic and geopolitical tensions (such as the ongoing military conflic ts between Russia and Ukraine and in the Middle East), terrorist activities, natural disasters, public health events and tariff and trade policies; • Stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2024 Form 10-K, filed with the Securities and Exchange Commission (the “SEC ”) on March 11, 2025, and accessible on the SEC ’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non -GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone state ments of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the act ual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to proje ct the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reco nciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 2) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and nonrecurring items. 3) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition- related expenses, and non-recurring items, and subject to the anti-dilution rules. 4) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. 5) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Reiterating Full-Year 2025 Outlook ~ 8% Total Net Revenue Growth $410M - $460M Adjusted EBITDA > 45% EBITDA Conversion on Free Cash Flow $0.75 - $0.88 In Adjusted Earnings Per Share Note: Guidance as of 05/08/2025. The Company has excluded a quantitative reconcil iation with respect to the Company’s 2025 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on defini tions for Organic Net Revenue, Organic Net Revenue ex. Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forwar d Looking Statements and risk factors outlined in our 2024 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 5 2025, and accessible on the SEC’s website at www.sec.gov, under the capt ion “Risk Factors,” and in the Company’s other SEC fi lings.

FIRST QUARTER HIGHLIGHTS

NET REVENUE: $564M | NET LEVERAGE RATIO: 3.3x | ADJ. EBITDA: $81M

Growing OUR BUSINESS

Net Revenue growth ex. Advocacy of 9% year-over-year

Digital Transformation grew **15%** ex. Advocacy over the prior period

Stagwell Marketing Cloud posted **45%** ex. Advocacy growth year-over-year

Consumer Insights returned to **positive** year-over-year growth

Record-Breaking NEW BUSINESS

Record $130M of net new business wins in 1Q25, bringing LTM to $446M

Secured high-profile new customer wins with leading companies including **Starbucks, Visa, PayPal, Panera, CarMax, Celsius, and Hyatt**

Grew relationships with fast-growing marketing verticals, with an 18% increase in **tech** spend and a 52% increase in **retail**

Scaling CAPABILITIES & REACH

Announced 3 acquisitions YTD to expand global reach and sports marketing capabilities

Announced intent to acquire **ADK Global** in Q1, which will complete our APAC offering and add 10 new offices in the region

Acquired sport marketing agency **Gold Rabbit Sports** in Q1 to bolster sports and entertainment services and experiential capabilities

Acquired **JetFuel** in early Q2, an experiential agency bringing expertise in live brand experiences, retail and shopper marketing, and digital activations

Innovating IN TECHNOLOGY

Nearly 200% growth in Quest Brand for 1Q with the addition of BERA.ai

Continued investing in **Stagwell Marketing Cloud** to service blue-chip clients like BBC, Intel, Amazon, HP, Lenovo, and PayPal

Deepened our relationship with **Adobe**, debuting **Code and Theory's** content supply chain solution at Adobe Summit with ~700 demos and leads

Rolled out version 1 of **Stagwell ID Graph** with 130M unique emails

Launched AI-powered tools like **Quest Brand**'s CustomQuest, which delivered >70% organic growth YoY

STAGWELL
TRANSFORMING MARKETING

Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

OUR PRINCIPAL CAPABILITIES

1 **Stagwell Marketing Cloud Group**
SaaS and DaaS Tools for the Modern Marketer

2 **Digital Transformation**
Building & Designing Digital Platforms & Technology

3 **Performance Media & Data**
Addressable on a Global Scale

4 **Consumer Insights & Strategy**
Tracking Across the Entire Consumer Journey

5 **Creativity & Communications**
Blue-Chip Customer Base


DIGITAL REVENUE

57% 1Q25

STAGWELL
TRANSFORMING MARKETING

Notes: Digital Revenue Percentage is percentage of Total Net Revenue from Stagwell Marketing Cloud Group, Digital Transformation, Performance Media & Data, and Consumer Insights & Strategy capabilities

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GLOBAL NETWORK

Stagwell's Affiliate Network Significantly Expands Our Global Footprint

North America

- Canada
- USA
- Mexico

Europe

- Austria
- Belgium
- Bulgaria
- Italy
- Latvia
- Romania
- Slovak Republic
- Slovenia
- Switzerland
- Turkey
- Ukraine
- France
- Germany
- Netherlands
- Poland
- Spain
- Sweden
- United Kingdom

Asia Pacific

- Australia
- China
- Hong Kong
- India
- Indonesia
- Japan
- Malaysia
- Philippines
- Taiwan
- Thailand
- Singapore
- South Korea

Latin America

- Argentina
- Aruba
- Bolivia
- Brazil
- Curacao
- Colombia
- Costa Rica
- Dominican
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Jamaica
- Nicaragua
- Panama
- Peru
- Republic
- Uruguay
- Venezuela

Middle East & Africa

- Algeria
- Bahrain
- Egypt
- Jordan
- Kuwait
- Lebanon
- Libya
- Morocco
- Nigeria
- Oman
- Saudi Arabia
- South Africa
- Tunisia
- United Arab Emirates

	Stagwell	Affiliates
COUNTRIES	45+	75+
EMPLOYEES	11K+	21K+

Note: As of March 31, 2025.

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S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended March 31, 2025 2024 Net Revenue $ 564,187 $ 532,454 Billable Costs 87,553 137,605 Revenue $ 651,740 $ 670,059 Billable Costs 87,553 137,605 Staff costs 368,262 342,157 Administrative costs 75,109 67,163 Unbillable and other costs, net 40,234 32,818 Adjusted EBITDA $ 80,582 $ 90,316 Stock-based compensation 11,543 16,116 Depreciation and amortization 42,006 34,836 Deferred acquisition consideration 6,657 154 Impairment and other losses - 1,500 Other items, net 2,091 11,856 Operating income $ 18,285 $ 25,854 Adjusted EBITDA margin (on net revenue) 14.3% 17.0% 8 $ in Thousands

78.1% 6.4% 15.5% 1 Q 2 5 N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 1Q Total Growth Y/Y 9 % OF NET REVENUE Geography 1Q25 United States 1.4% United Kingdom (2.3)% Other 43.6% TOTAL 6.0% TOTAL EX-ADVOCACY 9.1%

1 Q 2 5 G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 1Q25 Principal Capability Net Revenue Growth Adjusted EBITDA Growth Stagwell Marketing Cloud Group 32.0% (274.8)% Digital Transformation 7.9% 31.9% Performance Media & Data (9.8)% (51.8)% Consumer Insights & Strategy 7.6% (2.8)% Creativity & Communications 7.3% 8.8% TOTAL 6.0% (10.8)% TOTAL EX-ADVOCACY 9.1% (2.2)% % OF NET REVENUE 1Q 11% 19% 18% 9% 43%

Three Months Ended, March 31, 2025 March 31, 2024 % Change Total Net Revenue $564 $532 6.0% Advocacy Net Revenue 29 42 -30.2% Total Ex Advocacy 535 490 9.1% Three Months Ended, March 31, 2025 March 31, 2024 % Change Total Adj. EBITDA $81 $90 -10.8% Advocacy Adj. EBITDA 5 13 -60.2% Total Ex Advocacy 75 77 -2.2% E X - A D V O C A C Y N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 11

N E W B U S I N E S S U P D A T E 12 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONS Net New Business 1Q25 $130M LTM $446M Avg. Net Revenue 1Q25 $6.8M

STAGWELL MARKETING CLOUD GROUP

Net Revenue[1]


$48M
$63M
1Q24
1Q25

$ in Millions	Net Revenue	Adj. EBITDA Margin
Advanced Media Platforms	$34.8	(3.5)%
Stagwell Marketing Cloud	$28.4	(11.8)%
TOTAL	**$62.8**	**(7.7)%**
GROWTH (y/y)	**24.1%**	

STAGWELL
TRANSFORMING MARKETING

1. Defined as GAAP Revenue minus Billable Costs – Includes both the Advanced Media Platform and Stagwell Marketing Cloud groups. In Millions. Numbers may not foot due to rounding.

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14 LIQUIDITY Available Liquidity (as of 03/31/2025) Commitment Under Credit Facility $ 640 Drawn 375 Letters of Credit 15 Undrawn Commitments Under Facility $ 250 Total Cash & Cash Equivalents 138 Total Available Liquidity $ 388 $ in Millions Note: Numbers may not foot due to rounding.

15 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs DAC DECREASED BY $8M FROM 1Q24 QUARTER-END BALANCE $73M FROM 1Q23 QUARTER-END BALANCE Numbers may not foot due to rounding. 166M 101M 93M 1Q23 1Q24 1Q25

A D J U S T E D E A R N I N G S P E R S H A R E Three Months Ended March 31, 2025 Reported (GAAP) Adjustments Non-GAAP Net income (loss) attributable to Stagwell Inc. common shareholders $ (2,917) $ 18,439 $ 15,522 Net income (loss) attributable to Class C Shareholders (6,637) 24,513 17,876 Net income (loss) attributable to Stagwell Inc. common and Class C shareholders $ (9,554) $ 42,952 $ 33,398 Weighted average number of common shares outstanding 112,088 9,462 121,550 Weighted average number of common class C shares outstanding 151,649 - 151,649 Weighted average number of shares outstanding 263,737 9,462 273,199 Diluted and Adjusted Diluted earnings (loss) per share $ (0.04) $ 0.12 Adjustments to net income (loss) Amortization expense $ 32,981 Impairment and other losses - Stock-based compensation 11,543 Deferred acquisition consideration 6,657 Other items, net 2,091 Total add-backs 53,272 Adjusted tax expense (10,320) $ 42,952 16 $ and Shares in Thousands Note: Numbers may not foot due to rounding.

G A A P C O N S O L I D A T E D O P E R A T I N G P E R F O R M A N C E Note: Numbers may not foot due to rounding. 17 $ and Shares in Thousands Three Months Ended March 31, 2025 2024 Revenue $ 651,740 $ 670,059 Cost of services 412,087 444,526 Office & general expenses 179,362 163,343 Depreciation & amortization 42,006 34,836 Impairment & other losses - 1,500 Total operating expenses $ 633455 $ 644,205 Operating income (Loss) $ 18,285 $ 25,854 Interest expense, net (23,356) (20,965) Foreign exchange, net 1,220 (2,258) Gain on sale of business - - Other, net 249 (1,267) Other income (expenses) $ (21,887) $ (24,490) Income (loss) before income taxes and equity in earnings of non-consolidated affiliates (3,602) 1,364 Income tax expense 1,722 2,585 Loss before equity in earnings of non-consolidated affiliates $ (5,324) $ (1,221) Equity in income (loss) of non-consolidated affiliates (1) 508 Net loss $ (5,325) (713) Net (income) loss attributable to non-controlling & redeemable non-controlling interests 2,408 (569) Net loss attributable to Stagwell Inc. common shareholders $ (2,917) $ (1,282) Loss Per Share Basic $ (0.03) $ (0.01) Diluted $ (0.04) $ (0.01) Weighted Average Number of Shares Outstanding Basic 112,088 112,633 Diluted 263,737 116,405

CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 3/31/2025)*

Revolving Credit Facility	$ 375
Bonds	1,100
NCI[1]	21
DAC[2]	93
RNCI[3]	29
Less: Investments[4]	16
Less: Cash	138
TOTAL NET DEBT & DEBT-LIKE	**$ 1,464**

Share Count[5] *(Thousands, as of 4/30/2025)*

Class A	265,765
Class C[6] (equal voting & economic rights to Class A)	-
Share-based awards[7]	7,881
DILUTED	**273,646**

Note: Share count assumes full conversion of Class C shares to Class A on a one-to-one basis. Numbers may not foot due to rounding.
1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A.
2. A portion of the DAC will be paid with approximately 7.0m shares assuming conversion as of 3/31/25.
3. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.
4. Non-consolidated investments
5. Share Count does not include unvested stock grants, unsettled SARs or portion of DAC to be settled in stock. Pro Forma total share count as of 4/30/2025 would be 267.7m Class A shares, 7.1m shares to settle DAC and 7.8m share-based awards, for a total of 280.8m shares outstanding. In addition, the share count does not reflect the 2.0m Class A shares issued on 5/1/2025 in conjunction with the close of the JetFuel acquisition.
6. Effective April 2, 2025, all outstanding shares of Class C Common Stock were converted to shares of Class A Common Stock in connection with the Class C Exchange
7. Estimated shares to be issued upon the exercise of settled SAR awards using treasury method.

STAGWELL
TRANSFORMING MARKETING

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APPLYING A PROVEN PLAYBOOK
to scale Stagwell Marketing Cloud Group

Building complementary software solutions leveraging the domain expertise and distribution channels already in place at Stagwell



1
2
3
4

Digital Services

Digital Transformation
Building Digital Platforms & Consumer Experiences

Performance Media & Data
Integrated Omnichannel Media, Data & E-Commerce

Consumer Insights & Strategy
Tracking Across the Consumer Journey

Creativity & Communications
Blue-Chip Customer Base

Technology

Advanced Media Platforms
Proprietary & Premium Owned Media Channels

Media Studio
Solution for Modern Media Planners and Buyers

Harris Quest Research
Market Research Products by The Harris Poll

PRophet Comms Tech
AI-Driven Platform for Modern Communicators

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20 We've developed a proven strategy to develop and incubate new technologies, making informed product roadmap decisions based off agency clients while leveraging our world-class tech team STAGWELL MARKETING CLOUD GROUP Product Incubation Playbook WE BUILD ADVANCED PRODUCTS MORE EFFICIENTLY than the rest Faster Shared infrastructure + tech expertise DEVELOP & ITERATE FAST Cheaper World's most ambitious clients + upselling opportunities LOWER GO-TO-MARKET COSTS Better Proprietary data + the best marketers in the world INTERNAL TESTING & INSIGHTS THAT DELIVER BETTER PRODUCTS

21 REAL-TIME INSIGHTS Product Spotlight Customer Benefit Unlocking continuous brand tracking on an affordable, global, modern basis for research professionals

22 ARTIFICAL INTELLIGENCE Product Spotlight Customer Benefit Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

23 AUGMENTED REALITY Product Spotlight Customer Benefit Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR

24 STAGWELL MARKETING CLOUD GROUP Pricing Model Modern, flexible pricing models that fit the needs and budgets for the modern marketer Subscription Pricing Annual SaaS contract Consumption Fee Data and media spend Advertising-Based Sponsorship fees

Thank You Contact Us: IR@StagwellGlobal.com